BlackRock Series Fund, Inc.

BlackRock Capital Appreciation Portfolio

(the “Fund”)

Supplement dated July 24, 2012

to the Statement of Additional Information dated May 1, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Management Information” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Capital Appreciation Portfolio is revised as set forth below:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey R. Lindsey, CFA	12	8	23	0	0	1
	$9.66 Billion	$1.24 Billion	$3.16 Billion	$0	$0	$112.7 Million
Bryan Krause[1]	11	7	19	0	0	2
	$9.06 Billion	$1.77 Billion	$2.84 Billion	$0	$0	$261.8 Million
[1]	Information for Mr. Krause is provided as of July 19, 2012.

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — 1. Balanced Capital Portfolio, Capital Appreciation Portfolio and Large Cap Core Portfolio” as it relates solely to the Capital Appreciation Portfolio is revised as set forth below:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
Jeffrey R. Lindsey Bryan Krause	Capital Appreciation Portfolio	Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Garfin, Green, Keenan, Lindsey, Marra, Pellicciaro, Rieder and Schoenhofen have each received long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

All of the eligible portfolio managers have participated in the deferred compensation program.

The last two sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Keenan, Krause, Pellicciaro, Rieder, Schoenhofen and Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Krause, Pellicciaro, Rieder, Schoenhofen and Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-19057-0712SUP